                                                                  EXHIBIT 23.1.1


                          INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of Conexant Spinco, Inc. on Form S-1 of our report dated November 9, 2000 on the financial statements of Conexant Spinco, Inc., appearing in the Prospectus, which is part of this Registration Statement, and of our report dated November 9, 2000 relating to the financial statement schedule of Conexant Spinco, Inc. appearing elsewhere in this Registration Statement. We also consent to the references to us under the headings "Selected Financial Data" and "Experts" in such Prospectus.


Costa Mesa, California
November 10, 2000



The above consent is in the form which will be signed by Deloitte & Touche LLP upon consummation of the Separation and Distribution Agreement, which is described in Note 1 of the notes to the financial statements of Conexant Spinco, Inc. and assuming that from November 10, 2000 to the date of such consummation, no other events will have occurred that would affect the financial statements and notes thereto and the financial statement schedule.


DELOITTE & TOUCHE LLP
Costa Mesa, California
November 10, 2000

                                                                  EXHIBIT 23.1.2


                          INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of Conexant Spinco, Inc. on Form S-1 of our report dated November 9, 2000 on the financial statements of HotRail, Inc., appearing in the Prospectus, which is part of this Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.



DELOITTE & TOUCHE LLP
Costa Mesa, California
November 10, 2000

                                                                  EXHIBIT 23.1.3


                          INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of Conexant Spinco, Inc. on Form S-1 of our report dated November 8, 2000 on the financial statements of Microcosm Communications Limited, appearing in the Prospectus, which is a part of this Registration Statement, and to the references to us under the heading "Experts" in such Prospectus.



DELOITTE & TOUCHE
Bristol, United Kingdom
November 8, 2000